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                                                                    EXHIBIT 10.2
                               SYNPLICITY, INC.

                       1995 STOCK OPTION PLAN AS AMENDED
                   AND RESTATED EFFECTIVE DECEMBER 15, 1999

  1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to
      --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

  2.  Definitions.  As used herein, the following definitions shall apply:
      -----------

      (a) "Administrator" means the Board or any of its Committees appointed
           -------------
pursuant to Section 4 of the Plan.

      (b) "Board" means the Board of Directors of the Company.
           -----

      (c) "Code" means the Internal Revenue Code of 1986, as amended.
           ----

      (d) "Committee"  means a Committee appointed by the Board of Directors in
           ---------
accordance with Section 4 of the Plan.

      (e) "Common Stock" means the Common Stock of the Company.
           ------------

      (f) "Company" means Synplicity, Inc., a California corporation.
           -------

      (g) "Consultant" means any person, including an advisor, who is engaged
           ----------
by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

      (h) "Continuous Status as an Employee or Consultant"  means that the
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employment or consulting relationship is not interrupted or terminated by the
Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first day of any such leave (where reemployment is not guaranteed by contract or statute) an Optionee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

      (i) "Disability" means total and permanent disability as defined in
           ----------
Section 22(e)(3) of the Code.

      (j) "Employee" means any person, including officers and directors,
           --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

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      (l) "Fair Market Value" means, as of any date, the value of Common Stock
           -----------------
determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (m) "Incentive Stock Option" means an Option intended to qualify as an
           ----------------------
incentive stock option within the meaning of Section 422 of the Code.

      (n) "Nonstatutory Stock Option" means an Option not intended to qualify as
           -------------------------
an Incentive Stock Option.

      (o) "Option" means a stock option granted pursuant to the Plan.
           ------

      (p) "Optioned Stock" means the Common Stock subject to an Option.
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      (q) "Optionee" means an Employee or Consultant who receives an Option.
           --------

      (r) "Parent" means a "parent corporation", whether now or hereafter
           ------
existing, as defined in Section 424(e) of the Code.

      (s) "Plan" means this 1995 Stock Option Plan as Amended and Restated
           ----
Effective April 28, 1998.

      (t) "Share" means a share of the Common Stock, as adjusted in accordance
           -----
with Section 18 below.

      (u) "Subsidiary" means a "subsidiary corporation", whether now or
           ----------
hereafter existing, as defined in Section 424(f) of the Code.

  3.  Stock Subject to the Plan. Subject to the provisions of Section 11 of the
      -------------------------
Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is eleven million one hundred thousand (11,100,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

  4.  Administration of the Plan.
      --------------------------

      (a)  Initial Plan Procedure. Prior to the date, if any, upon which the
           ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

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      (b)  Plan Procedure After the Date, if any, Upon Which the Company Becomes
           ---------------------------------------------------------------------
Subject to the Exchange Act.
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           (i)    Administration With Respect to Directors and Officers. With
                  -----------------------------------------------------
respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

           (ii)   Multiple Administrative Bodies. If permitted by Rule 16b-3,
                  ------------------------------
the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

           (iii)  Administration With Respect to Consultants and Other
                  ----------------------------------------------------
Employees. With respect to grants of Options to Employees or Consultants who are
---------
neither directors nor officers of the Company, the Plan shall be administered by
(A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

      (c)  Powers of the Administrator. Subject to the provisions of the Plan
           ---------------------------
and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

           (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

           (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

           (iii) to determine whether and to what extent Options are granted hereunder;

           (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

           (v)   to approve forms of agreement for use under the Plan;

           (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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           (vii)   to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

           (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

           (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (d)  Effect of Administrator's Decision. All decisions, determinations and
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interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

  5.  Eligibility.
      -----------

      (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

      (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

      (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined at the time such Options are granted.

      (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship at any time, with or without cause.

  6.  Term of Plan. The Plan shall become effective upon the earlier to occur of
      ------------
its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

  7.  Term of Option. The term of each Option shall be the term stated in the
      --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

  8.  Option Exercise Price and Consideration.
      ---------------------------------------

      (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

           (i)   In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

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Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

      (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, (7) or such other consideration as the Administrator deems acceptable. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  9.  Exercise of Option.
      ------------------

      (a)  Procedure for Exercise; Rights as a Shareholder. Any Option granted
           -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as set forth in the Notice of Grant, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Employment. In the event of termination of an
           -------------------------
Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall be treated as a Nonstatutory Stock Option on the day that is three months and one day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period as is set forth in the Option Agreement, (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was vested at the date of such termination and to the extent that such Option is or becomes

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exercisable during such period. To the extent that Optionee was not vested in the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified in the Option Agreement, the Option shall terminate.

      (c)  Disability of Optionee.  In the event of termination of an Optionee's
           ----------------------
Continuous Status as an Employee or Consultant as a result of Disability, Optionee may, but only within such period as is set forth in the Option Agreement, (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was vested at the date of such termination and to the extent that such Option is or becomes exercisable during such period. However, if such exercise occurs more than twelve (12) months from the date of termination, an Employee's Incentive Stock Option shall be treated as a Nonstatutory Stock Option. To the extent that Optionee was not vested at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified in the Option Agreement, the Option shall terminate.

      (d)  Death of Optionee. In the event of termination of an Optionee's
           -----------------
Continuous Status as an Employee or Consultant as a result of the death of an Optionee, the Option may be exercised, but only within such period as is set forth in the Option Agreement, (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to the extent that such Option is or becomes exercisable during such period, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option was vested at the date of death. To the extent that the Option was not vested at the date of death, or if the Option is not exercised to the extent entitled within the time specified in the Option Agreement, the Option shall terminate.

      (e)  Rule 16b-3. Options granted to persons subject to Section 16(b) of
           ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      (f)  Buyout Provisions. The Administrator may at any time offer to buy out
           -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  10. Non-Transferability of Options. Options may not be sold, pledged,
      ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
      ---------------------------------------------------------------------
Merger or Asset Sale.
--------------------

      (a)  Changes in Capitalization.  Subject to any required action by the
           -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b)  Dissolution or Liquidation. In the event of the proposed dissolution
           --------------------------
or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent

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it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

       (c)  Merger or Asset Sale. In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such merger or sale of substantially all of the assets of the Company occurs within twelve months after the Vesting Commencement Date, the Option as assumed or the equivalent substituted option shall be vested as to 1/48 of the Shares for each month since the Vesting Commencement Date, but only if Optionee is a Consultant or Employee of the Company as of the date of the closing of the merger or asset sale, and only if so provided in an Optionee's individual Option Agreement. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, if so provided in an Optionee's individual Option Agreement, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, but only if Optionee is a Consultant or Employee of the Company as of the date of the closing of the merger or asset sale. If not so provided in an Optionee's individual Option Agreement, the Option shall terminate as of the date of the closing of the merger or asset sale.

  For the purposes of this section, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  12.  Time of Granting Options.  The date of grant of an Option shall,
       ------------------------
for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

  13.  Amendment and Termination of the Plan.
       -------------------------------------

       (a)  Amendment and Termination. The Board may at any time amend, alter,
            -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b)  Effect of Amendment or Termination. Any such amendment or
            ----------------------------------
termination of the Plan shall not affect Options already granted and such awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

  14.  Conditions Upon Issuance of Shares. Shares shall not be issued pursuant
       ----------------------------------
to the exercise of an Option unless the exercise of such award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon

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which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option, the Company may require the person exercising such award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  15.  Reservation of Shares. The Company, during the term of this Plan, will at
       ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  16.  Agreements.  Options shall be evidenced by written agreements in such
       ----------
form as the Board shall approve from time to time.

  17.  Shareholder Approval.  Options issued under the Plan shall be subject to
       --------------------
approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

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